CONSENT OF ERNST & YOUNG LLP,
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We consent to the reference to our firm under the caption "Financial Highlights" in the Prospectus in this Registration Statement (Form N-1A) (Post-Effective Amendment No. 42 to File No. 333-00641; Amendment No. 43 to File No. 811-07527) of the Turner Funds.

                                                    /s/ ERNST & YOUNG
                                                    ----------------------------
                                                    ERNST & YOUNG LLP


Philadelphia, Pennsylvania
January 27, 2006